UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 18, 2005

                                NANOSENSORS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                     000-51007                  200452700
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


  1800 Wyatt Drive, Suite #2, Santa Clara, CA                      95054
--------------------------------------------------------------------------------
   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (408) 855-0051


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

      NanoSensors, Inc. (the "Registrant") files this amendment ("Amendment") to its Form 8-K for August 18, 2005, as filed with the Securities and Exchange Commission on August 23, 2005, regarding the dismissal of Madsen & Associates, CPA's Inc. as the Company's independent public accounting firm (the "Form 8-K"). This Amendment is solely being filed to include Exhibit 16.1 and incorporates by reference Item 4.01 of the previously filed Form 8-K.


Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits
            ------------------------------------------------------------------

(c) Exhibits.

The following exhibit is filed herewith as part of this Amendment on Form 8-K/A:

16.1 Letter of Madsen & Associates, CPA's Inc., regarding change in certifying accountant of NanoSensors, Inc.

-------------

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NANOSENSORS, INC.
                                        (Registrant)



Date: September 14, 2005                 By: /s/ Ted Wong
                                             -----------------------------------
                                             Ted Wong
                                             Chief Executive Officer